Sales of Vessels - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Property, Plant and Equipment [Abstract]
Sale of Vessel [Text Block]
Sale of Vessel
The Company's consolidated statements of loss for the nine months ended September 30, 2018 include a net gain on sale of vessel of $0.2 million relating to one lightering support vessel, which was sold and delivered to its buyer in the second quarter of 2018.

Sales of Vessels	$ 0	$ 589